UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2019

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices)

Registrant’s telephone number, including area code (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	APC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Anadarko Petroleum Corporation (Anadarko or the Company) is filing this Current Report on Form 8-K (this Form 8-K) to recast the segment information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the Form 10-K), filed with the U.S. Securities and Exchange Commission (the SEC) on February 14, 2019, following a change in reportable segments during the quarter ended March 31, 2019.

Prior to the first quarter of 2019, the Company presented three reportable segments in its quarterly and annual reports filed with the SEC: Oil and Gas Exploration and Production, WES Midstream, and Other Midstream. The Other Midstream segment consisted of the Company’s midstream assets not owned by Western Midstream Partners, LP (WES), a publicly traded limited partnership, which is a consolidated subsidiary of Anadarko. On February 28, 2019, Anadarko completed the contribution and sale of substantially all of its Other Midstream assets (the Transaction) to WES. As a result, the Company no longer reports an Other Midstream segment and has two reporting segments: Exploration and Production and WES Midstream. The Company began to report segment information reflecting the revised segment presentation in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 8, 2019 (the Form 10-Q).

In Exhibit 99.1 to this Form 8-K, pursuant to guidance prepared by the staff of the SEC, the Company has updated, to the extent applicable, the following items contained in its Annual Report on Form 10-K for the year ended December 31, 2018 (the Form 10-K) to reflect the revised segment presentation and the related impact to segment disclosures as a result of the Transaction described above:

–	Part I, Items 1 and 2. Business and Properties;

–	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

–	Part III, Item 8. Financial Statements and Supplementary Data

The items included in Exhibit 99.1 of this Form 8-K update the same items presented in the Form 10-K solely for changes in the Company’s reportable segment information and the related impact to segment disclosures as a result of the Transaction. There are no changes to other disclosures presented in the Form 10-K, including the Company’s previously reported Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Equity, and Consolidated Statements of Cash Flows included in the Form 10-K. The items included in Exhibit 99.1 of this Form 8-K do not reflect events occurring after the Company filed the Form 10-K and do not modify or update the disclosures therein in any way, other than as noted above. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s other periodic and current reports on Form 10-Q and Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP
23.2	Consent of Miller and Lents, Ltd.
99.1
Items from Anadarko Petroleum Corporation Annual Report on Form 10-K for the year ended December 31, 2018, updated to reflect the revised segment presentation: Business and Properties (Items 1 and 2), Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and Financial Statements and Supplementary Data (Item 8)

101.INS	XBRL Instance Document
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.DEF	XBRL Definition Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.PRE	XBRL Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

May 15, 2019	By:	/s/ CHRISTOPHER O. CHAMPION
Christopher O. Champion
Senior Vice President, Chief Accounting Officer and Controller